                      LINCOLN NATIONAL INCOME FUND, INC.
--------------------------------------------------------------------------------




                                     [ART]




--------------------------------------------------------------------------------


                                     1995
                                 Annual Report

Table of Contents



Manager Profile.....................................................1

Investment Policies & Objectives....................................1

President's Letter..................................................2

Portfolio Manager's Commentary......................................3

Total Fund Investments..............................................4

Portfolio Performance...............................................4

Annual Performance of the Fund......................................5

Dividend History....................................................5

Asset Classification................................................6

Distribution by Quality.............................................6

Common Stock Market Prices & Net Asset Value History................7

Tax Information.....................................................7

Shareholder Meeting Results.........................................8

Financial Highlights................................................9

Statement of Net Assets............................................11

Statements of Operations...........................................19

Statements of Changes in Net Assets................................20

Statement of Cash Flows............................................21

Portfolio of Investments by Industry Classification................22

Notes to Financial Statements......................................25

Report of Independent Accountants..................................29

Directors & Officers of the Fund...................................30

Corporate Information..............................................31

Manager Profile

Throughout its history, your Fund has been managed by investment affiliates of Lincoln National Corporation. Today, Lincoln Investment Management Inc. (LIM) brings to the Fund the skills and expertise that it has developed through management of the assets of Lincoln National Corporation, as well as pension plans, foundations, endowments, and other asset groupings.

LIM invests in nearly all domestic capital markets and has developed an increasing international investment presence. LIM currently has over $35 billion in assets under management, and over the past year, total investment transactions exceeded $100 billion. The amount and breadth of this investment expertise and activity allows LIM to deliver substantial value to the investment process.

LIM also believes in the need for consistency in investment strategy and the personnel involved in implementing those strategies. We are pleased to say that the individuals involved with your Fund over the past 15 years are still with Lincoln today and have senior positions affecting the investment results of the Fund.

David A. Berry, who had been the Fund's portfolio manager since 1992, was promoted to oversee several areas within the investment management company. In February of 1995, David C. Fischer assumed the portfolio management role for the Lincoln National Income Fund, Inc. Mr. Fischer, who joined LIM in 1988, has extensive experience in the investment industry and has worked closely with Mr. Berry to continue the investment strategies the Fund already had in place.

Investment Policies & Objectives

The Fund's primary investment objective is to provide a high level of current income from interest on fixed-income securities. A secondary objective is to obtain long-term capital appreciation. Substantially all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net realized gains, if any, will be distributed annually in cash, provided the Fund does not have a capital loss carryforward.

The investment portfolio will have a significant component of direct placement investments in fixed-income securities. Some of these may have equity participation rights either through warrants or convertible features. The Fund also will invest in publicly traded fixed-income securities and high-yield common stocks.

The Fund may borrow to purchase securities in an amount not exceeding 20 percent of net assets. The Fund also may invest in non-dollar denominated securities, however, as of December 31, 1995, has chosen not to do so.

1995 Annual Report                           Lincoln National Income Fund, Inc.

President's Letter
                                                                January 26, 1996

Dear Shareholders,

Nineteen ninety-five was a welcome change from the tumultuous financial markets of 1994. Following one of the worst bear markets for bonds in history, 1995 was one of the best. Bonds, as measured by the Lehman Corporate Bond Index, returned
22.3 percent for the year. This compares to the S&P stock index return of 37.5 percent.

The Lincoln National Income Fund, Inc. (LND) was clearly one of the best performing bond funds of 1995. The Fund's market return was 39.1 percent and the net asset value (NAV) return was 27.4 percent. The market return, which incorporates the narrowing of the Fund's discount to NAV, gave our shareholders returns better than the equity market. The Fund placed second of 32 in NAV return for its Morningstar peer group in 1995. The Fund's long-term performance is also exceptional, meriting an upgrade in our Morningstar rating during the year from 3-star to 4-star.

A variety of factors helped drive the bull run in the bond and equity markets in 1995. The Federal Reserve Bank tightenings embarked upon in 1994 began to impact the economy in 1995. The result was slowing growth coupled with benign inflation. This "soft landing" combined with record corporate profits and robust merger activity were all fuel for rallying financial markets.

We are pleased about LND's comparatively low discount to NAV of 4.3 percent, as most other closed-end bond funds have larger discounts. A low discount to NAV is a statement by the market of its confidence in the Fund going forward. We appreciate the confidence and will continue to work hard to further reduce the discount and meet investor expectations in 1996 and beyond.

With interest rates at their current low levels, maintaining the Fund's dividend will continue to be a challenge. However, we will continue to emphasize diligent credit selection, call-protection, and the utilization of private placements in the Fund in an attempt to maintain our attractive dividend.

Net investment income for the Fund totaled $9.95 million in 1995 versus $8.66 million for the prior year. On December 18, 1995, the Board of Directors declared a dividend of $0.43 per share and a capital gains distribution of $0.05 per share. This brought total 1995 payouts to $1.32 per share a 3.1 percent increase over 1994. The fourth quarter dividend was payable January 17, 1996 to shareholders of record as of December 29, 1995.

Economic growth has slowed recently, and we see this slow growth continuing into 1996. However, we do not believe an outright recession will occur in the next twelve months. We see little in the way of inflationary pressures "in the pipeline," and anticipate CPI inflation falling into the 2 to 2.5 percent range in the first half of the year. Thus, we see modestly lower interest rates and maintain a positive outlook on the bond market for 1996. The bond market should be less volatile -- perhaps taking a breather from the roller coaster movements of the last two years.

Sincerely,

/S/ H. Thomas McMeekin
----------------------
H. Thomas McMeekin
President

1995 Annual Report                           Lincoln National Income Fund, Inc.

Portfoio Manager's Commentary

In 1995, ten-year Treasury interest rates declined by 225 basis points, more than offsetting the significant rise in interest rates and resultant bond market debacle of 1994. To say that we've had a lot of interest rate volatility in the last two years is quite an understatement.

As noted in the President's letter, the Fund was an exceptional performer in 1995. All of the financial markets enjoyed a very big up year--both stocks and bonds. This performance was most directly a result of the Federal Reserve-engineered economic slowdown, the elusive "soft landing." This time however, it certainly looks like the Fed has succeeded in pushing a recession off into the future. Record corporate profits also were a major factor in the performance of the equity markets and the corporate bond market.

Bonds returns come primarily from taking a combination of interest rate risk and credit risk. Positioning of the Fund in both these risk categories throughout the year gave rise to above-market returns. The performance of the Fund can be attributed to the decline in interest rates and the excellent performance of corporate bonds relative to Treasury bonds. LND benefited from good performances in several sectors of the bond market in which the Fund had significant positions. These sectors were: airlines, media and cable, and high-yield or "junk" bonds.

The leverage of the Fund via the Variable Term Preferred (VTP) continues to magnify the net asset value (NAV) change in the Fund due to interest rate changes. This effect is seen by looking at the NAV performance of the Fund over the last two years. The leverage benefited the Fund's total return in 1995 by approximately 500 basis points. To a similar degree, the leverage had negative effect in 1994. We have been making adjustments in the average maturity of the portfolio and other changes to reduce the interest sensitivity of the NAV.

Although the VTP does add some risk, this instrument is issued at a cost competitive with the highest-quality corporate commercial paper, and is a very cheap cost of funds over time. The VTP auctions in the institutional money market every 28 days. Borrowing in this manner allows the Fund to take advantage of the historical steepness in the "yield curve"-meaning that the Fund will be investing in intermediate securities that on average have better yields than the VTP's short term interest rate borrowing cost. Our plan is to continue borrowing for the Fund with the VTP, while taking other steps to reduce the Fund's NAV sensitivity.

For 1996, we still like the airline industry and maintain a significant exposure to bonds of the companies in this industry (6.2% of the Fund's assets). High-yield bonds, defined as those rated below BBB, have been reduced from 21% of assets to 16% of assets during the year. The reduction in the high yield sector has been made to position the Fund a little more defensively should a recession crop up unexpectedly in the next 12-18 months. We are comfortable with our continued healthy exposure to the bonds of this economically sensitive sector, as our view is that the Fed has averted a near-term recession with the beginning of an easing in monetary policy in late 1995.

We are watching the budget showdown in Washington closely. The financial markets in 1995 built in significant optimism for long-term budget deficit reduction. If the end result dashes these hopes, the financial markets could be in for a correction.

The Fund has been emphasizing the acquisition of private placement securities in an attempt to maintain a high level of income. Private placements during the year grew from 9% of assets to 16% of assets. We plan to continue to grow private placements in 1996, especially looking for those that have convertible or other equity-type features.


1995 Annual Report                           Lincoln National Income Fund, Inc.

Total Fund Investments

At Market or Fair Values as of December 31


                                            1995                    1994                 1993
                                   $ (000)   % of Total       $ (000)  % of Total  $ (000)    % of Total
                                   -------   ----------       -------  ----------  -------    ----------
Public Debt Securities             $109,552     80%            $103,297    84%       $102,541      91%
Direct Placement Securities          22,301     16               11,686     9           7,190       6
Common Stocks                         1,279      1                1,771     1           1,939       2
Preferred Stocks                      1,870      1                1,980     2             ---     ---
Short-Term Investments                1,998      2                2,756     2           5,701       5
Partnerships                             50      0                  ---   ---             ---     ---
Other Assets over Liabilities           113      0                2,193     2          (4,189)     (4)
                                   --------    ---             --------   ---         --------    ---
                   Net Assets      $137,163    100%            $123,683   100%        $113,182    100%
                                   ========    ===             ========   ===         ========    ===

Portfolio Performance

As of December 31, 1995

The following graph presents the cumulative net asset value total return for the Fund compared to the Lehman Corporate Bond Index and the Standard & Poor's 500 Index of common stocks (with dividends reinvested).

The graph below shows each category's results of what $1,000 invested in 1973 would have grown to by the end of 1995 assuming reinvestment of dividends.

                             [GRAPH APPEARS HERE]
                             [PLOT POINTS TO COME]

The table below displays the net asset value total return for the Fund on a cumulative basis compared to the Lehman Corporate Bond Index and Standard & Poor's 500 Index of common stocks (with dividends reinvested).

                                    1 Year    3 Years    5 Years   10 Years   15 Years   23 Years
Lincoln National Income Fund, Inc.   27.35%    36.49%     77.14%    200.00%    523.61%    1,023.20%
Lehman Corporate Bond Index          22.25     30.40      62.91     156.38     443.17       693.64
Standard & Poor's 500 Index          37.53     53.35     115.18     299.54     692.22     1,214.18

1995 Annual Report                           Lincoln National Income Fund, Inc.

Annual Performance of
Lincoln National Income Fund, Inc. vs. Indices

--------------------------------------------------------------------------------------------------------
Year   Income Fund  Lehman Corporate  S&P 500 Index   Year  Income Fund  Lehman Corporate  S&P 500 Index
--------------------------------------------------------------------------------------------------------
 1973      3.20%         2.28%          (14.69%)      1985     17.30%         21.30%           31.73%
 1974    (12.60%)        0.17%          (26.47%)      1986     17.55%         15.62%           18.67%
 1975     13.03%        12.30%           37.23%       1987      5.04%          2.29%            5.25%
 1976     17.24%        15.59%           23.93%       1988     15.35%          7.58%           16.56%
 1977      7.82%         2.99%           (7.13%)      1989     17.38%         14.23%           31.63%
 1978      7.28%         1.18%            6.58%       1990      1.31%          8.28%           (3.11%)
 1979     12.92%         2.30%           18.60%       1991     21.34%         16.13%           30.40%
 1980     15.37%         3.06%           32.46%       1992      6.96%          7.58%            7.61%
 1981      4.73%         7.26%           (4.92%)      1993     15.89%         11.03%           10.06%
 1982     26.24%        31.10%           21.55%       1994     (7.52%)        (3.93%)           1.31%
 1983     14.67%         7.99%           22.56%       1995     27.35%         22.25%           37.53%
 1984     16.88%        15.02%            6.27%
---------------------------------------------------------------------------------------------------------

Lincoln National Income Fund, Inc. has provided a superior long-term performance record. The data in the table above indicates that the fund has provided a positive total return in 21 of its 23 years of existence.

Dividend History

The Fund in its lifetime has distributed common dividends of $26.08 which represents 208.6 percent of its offering price of $12.50 as adjusted for the 1993 common stock split. On February 27, 1992, the Fund changed its policy of retaining long-term capital gains to one of distributing them. Long-term capital gains paid in 1995 totaled $0.05 per share on a common stock equivalent basis. Previous year retention's allowed the Fund to grow its assets by $6,490,689 which is net of capital gains tax. The table below shows the 23-year common dividend per share history as adjusted for the two-for-one stock split.

----------------------------------------------------------------------------------
 Year    Annual Dividend        Year    Annual Dividend    Year    Annual Dividend
----------------------------------------------------------------------------------
 1973         $0.69             1981         $1.04         1989       $1.17
 1974          0.86             1982          1.12         1990        1.18
 1975          0.73             1983          1.14         1991        1.15
 1976          0.87             1984          1.20         1992        1.68
 1977          0.90             1985          1.27         1993        1.77
 1978          0.90             1986          1.17         1994        1.28
 1979          0.92             1987          1.52         1995        1.32
 1980          0.97             1988          1.23
------------------------------------------------------------------------------------

1995 Annual Report                           Lincoln National Income Fund, Inc.

Asset Classification

As of December 31, 1995

              Direct Placement 16.3%        Other Assets 1.5%
              Equities 2.3%
                                         Public Debt 79.9%

                           [PIE CHART APPEARS HERE]


        Note:  "Other Assets" includes Short-Term Investments.




Distribution by Quality

As of December 31, 1995

AAA..............................9.65%
AA...............................3.36%
A...............................23.98%
BBB.............................26.60%
BB..............................14.86%
B................................1.29%
Direct Placements...............16.38%
Equities.........................2.34%
Short-Term Investments...........1.46%
Other Assets.....................0.08%


       [GRAPH APPEARS HERE]

1995 Annual Report                           Lincoln National Income Fund, Inc.

Common Stock Market Prices & Net Asset Value History *


             Market Price    Market Price    Market Price               Net Asset      Net Asset    Net Asset
                High             Low            Close       Volume      Value High     Value Low   Value Close
 1995
 1st Quarter  $12.25         $10.63           $12.00       229,000       $13.25         $12.25       $13.19
 2nd Quarter   13.00          11.75            12.88       328,000        14.25          13.19        14.14
 3rd Quarter   13.00          12.25            12.75       218,100        14.30          13.82        14.22
 4th Quarter   14.25          12.50            13.63       277,500        14.54          14.17        14.22

 1994
 1st Quarter  $16.25         $14.75           $15.50       141,500       $14.90         $13.91       $13.91
 2nd Quarter   16.00          13.25            13.37       328,900        13.80          13.27        13.27
 3rd Quarter   13.38          11.38            12.25       323,400        13.35          12.75        12.75
 4th Quarter   12.25          10.75            10.75       214,600        12.76          12.25        12.25

 1993
 1st Quarter  $15.13         $13.44           $14.81       188,200       $15.27         $14.24       $15.26
 2nd Quarter   15.44          14.38            15.38       145,800        15.46          15.04        15.44
 3rd Quarter   16.81          14.94            16.31       217,800        15.73          15.46        15.68
 4th Quarter   17.38          15.00            15.00       164,900        15.92          14.63        14.63

Market prices, volume and net asset values have been restated to reflect a two-for-one stock split effective October 15, 1993. Shares are listed on the New York Stock Exchange under the trading symbol LND.

Tax Information

Income dividends received by a shareholder must be reported for federal income tax purposes as ordinary income. The Fund distributed $1.32 per share to common holders for the tax year 1995. Common dividend payments made in June, September and December 1995 and mid-January 1996 are taxable in the 1995 tax year.

In accordance with the Tax Reform Act of 1986, regulated investment companies are required to distribute at least 98 percent of their net investment income earned in the calendar year to avoid a 4 percent federal excise tax on undistributed net investment income. Under the act, dividends declared in December, payable to shareholders of record on a date in December and paid before the following February 1, are treated as paid by the Fund and received by the shareholders in December.

The extent to which the following dividend payments qualify (as provided by the Internal Revenue Code and subject to certain limitations set forth therein) for the dividend received deduction for corporations, is shown in the table below.

                                                              Common           Preferred
                                                            Shareholders      Shareholders
Ordinary Income Dividend Amount                               $ 1.27           $ 55.94**
Long-Term Capital Gains                                       $ 0.05           $  2.53**
Corporation's Dividend Received Deduction - Percent          1.78106%          1.78106%
Corporation's Dividend Received Deduction - Amount Per Share $0.0235          $ 1.0414

* Unaudited
** Based on 40,000 shares of  preferred stock outstanding.


1995 Annual Report                           Lincoln National Income Fund, Inc.

Shareholder Meeting Results

The Fund had their annual Shareholder meeting on May 19, 1995. Two proposals were presented to shareholders for vote. Proposal I - "Election of Directors" and Proposal II - "Ratification of the Selection of Auditors." A total of 5,253,128 of Common Stock shares (76.89% of the total outstanding common shares) and 28,200 of Variable Term Preferred (VTP) stock shares (70.50% of the total outstanding VTP shares) were voted. The following table highlights the results of the vote.

                                                       Number of     Number of     Number of
                                                      Shares Voted  Shares Voted    Shares
                                                          FOR         AGAINST      ABSTAINED
                                                          ---         -------      ---------
PROPOSAL I
   Election of Directors - Common       A. Cepeda        5,121,702    131,426          ---
                                        R. Deshaies      5,121,458    131,670          ---
                                        C. Freund        5,117,561    135,567          ---
                                        T. McMeekin      5,117,770    135,358          ---
                                        D. Toll          5,118,343    134,785          ---
                                        A. Warner        5,090,315    162,813          ---
                                        F. Young         5,104,828    148,300          ---

   Election of Directors - VTP          R. Burridge         28,200          0          ---
                                        A. Cepeda           28,200          0          ---
                                        R. Deshaies         28,200          0          ---
                                        C. Freund           28,200          0          ---
                                        T. Mathers          28,200          0          ---
                                        T. McMeekin         28,200          0          ---
                                        D. Toll             28,200          0          ---
                                        A. Warner           28,200          0          ---
                                        F. Young            28,200          0          ---

PROPOSAL II
   Ratification of the Selection of Auditor
     (Coopers & Lybrand L.L.P.)                          5,078,919    108,903       65,306

1995 Annual Report                           Lincoln National Income Fund, Inc.

Financial Highlights

Year Ended December 31
(For each share of common stock outstanding throughout the year)

                                                         1995         1994            1993            1992

Net Asset Value, Beginning of Period ($)               $12.25       $14.63          $14.18          $14.85

  Net Investment Income                                  1.46         1.47            1.56            1.36
  Net Realized and Unrealized Gain\(Losses)
    on Investments                                       2.17        (2.18)           0.92           (0.01)
                                                       ------       ------          ------          ------
Total from Investment Operations                         3.63        (0.71)           2.48            1.35

Reduction due to Stock Rights Offering                    ---        (0.10)            ---             ---
Preferred Stock Underwriting Discounts
  and Offering Costs                                      ---          ---             ---           (0.23)

Less Distributions

  Dividends from Net Investment Income:
    To Preferred Shareholders                           (0.29)       (0.27)          (0.19)          (0.08)
    To Common Shareholders                              (1.16)       (1.20)          (1.31)          (1.31)

  Distributions from Net Realized Gains
    To Preferred Shareholders                           (0.05)       (0.02)          (0.07)          (0.03)
    To Common Shareholders                              (0.16)       (0.08)          (0.46)          (0.37)
                                                       ------       ------          ------          ------
Total Distributions                                     (1.66)       (1.57)          (2.03)          (1.79)
                                                       ------       ------          ------          ------
Net Asset Value, End of Period ($)                     $14.22       $12.25          $14.63          $14.18
                                                       ======       ======          ======          ======
Per Share Market Value, End of Period ($)              $13.63       $10.75          $15.00          $14.31
Total Investment Return (based on Market Value)         39.07%      (19.80%)         17.17%          15.78%

Ratios/Supplemental Data

Net Assets, End of Period (000)                      $137,163     $123,683        $113,181        $109,466
Ratio of Expenses to Average Net Assets                  1.14%        1.19%           1.17%           1.00%
Ratio of Net Income to Average Net Assets                7.44%        7.31%           6.76%           7.56%
Portfolio Turnover Rate                                 26.98%       33.64%          43.72%          97.63%

(_) Denotes deduction.
Shares outstanding and per share amounts for 1993 and prior are restated for two-for-one stock split effective October 15, 1993.

The accompanying notes are an integral part of the financial statements.


1995 Annual Report               9          Lincoln National Income Fund, Inc.

          1991       1990       1989       1988       1987       1986


        $13.40     $14.44     $13.35     $12.83     $13.68     $12.88

          1.15       1.17       1.15       1.16       1.21       1.21



          1.45      (1.03)      1.11       0.59      (0.54)      0.76
        ------     ------     ------     ------     ------     ------
          2.60       0.14       2.26       1.75       0.67       1.97



           ---        ---        ---        ---        ---        ---



           ---        ---        ---        ---        ---        ---



           ---        ---        ---        ---        ---        ---

         (1.15)     (1.18)     (1.16)     (1.16)     (1.52)     (1.17)


           ---        ---        ---        ---        ---        ---

           ---        ---      (0.01)     (0.07)       ---        ---
        ------     ------     ------     ------     ------     ------
         (1.15)     (1.18)     (1.17)     (1.23)     (1.52)     (1.17)
        ------     ------     ------     ------     ------     ------
        $14.85     $13.40     $14.44     $13.35     $12.83     $13.68
        ======     ======     ======     ======     ======     ======
        $13.81     $11.88     $12.94     $11.88     $11.50     $12.88

         25.96%      0.87%     18.80%     13.96%      1.13%     15.84%


       $72,752    $65,652    $70,740    $65,383    $62,870    $67,030

          0.97%      0.97%      0.96%      0.97%      0.93%      0.91%

          8.05%      8.49%      8.04%      8.43%      8.93%      8.90%

         15.07%     28.85%     44.46%     63.39%     46.71%     29.68%

1995 Annual Report              10          Lincoln National Income Fund, Inc.

Statement of Net Assets

As of December 31, 1995

Investments - Notes A & B
Public Debt Securities (79.9%)                               Par                           Market or
                                                           Amount          Cost            Fair  Value
                                                           ------          ----            -----------
ADT Operations Inc.
     8.25% Senior Notes, 8/1/00                             $250,000        $250,000          $264,375
AK Steel Corporation
     10.75% Guaranteed Senior Note, 4/1/04                   250,000         251,250           276,875
Alcan Aluminum LTD
     9.70% Debenture, 10/15/96                             1,000,000         998,200         1,031,820
AllState Corporation
     7.50% Bond, 6/15/13                                   1,000,000         911,180         1,067,530
American Airlines 1988-A Grantor Trusts
     9.83% Equipment Note Pass Through
Certificates Series 1988-A3, 1/1/02                        1,311,066       1,311,066         1,438,003
AMR Corporation
     10.00% Bond, 4/15/21                                  1,000,000       1,028,860         1,241,190
Arkla Inc.
     10.00% Debenture, 11/15/19                            1,000,000       1,117,400         1,141,890
Atlantic Richfield Company
     9.00% Debenture, 4/1/21                               1,000,000       1,103,470         1,272,790
Bally Park Place Funding
     9.25% First Mortgage Bonds, 3/15/04                     250,000         214,375           252,500
Banc One Corporation
     9.875% Subordinated Notes, 3/1/09                     1,000,000       1,152,890         1,295,930
BankAmerica Corporation
     10.00% Bond, 2/1/03                                   1,000,000       1,183,100         1,217,610
Browning-Ferris Industries Inc.
     6.75% Convertible Eurobond, 7/18/05                     500,000         507,500           501,250
     (convertible into 9,524 common shares)
BVPS II Funding Corporation
     8.33% Collateralized Lease Bond, 12/1/07              1,495,000       1,541,435         1,444,544
Capital Cities/ABC Inc.
     8.875% Senior Notes, 12/15/00                         1,000,000       1,006,630         1,129,220
Caterpillar Inc.
     6.00% Debenture, 5/1/07                               1,000,000         882,159           985,760
Cemex SA+
     10.00% Eurobond Medium-Term Note, 11/5/99               250,000         222,500           237,812
Chrysler Financial Corporation
     9.50% Senior Notes, 12/15/99                          1,000,000       1,120,000         1,123,290
Cleveland Electric Illuminating Company
     7.625% First Mortgage Bonds, 8/1/02                   1,000,000         961,790           967,090
Coastal Corporation
     9.75% Debenture, 8/1/03                               1,000,000       1,150,890         1,193,090
Coca-Cola Enterprises Inc.
     8.00% Note, 1/4/05                                    1,000,000       1,130,150         1,139,770

The accompanying notes are an integral part of the financial statements.

1995 Annual Report           11             Lincoln National Income Fund, Inc.

Public Debt Securities (continued)                         Par                             Market or
                                                          Amount           Cost            Fair  Value
                                                          ------           ----            -----------
Commonwealth Edison Inc.
     8.625% First Mortgage Bond, 2/1/22                   $1,000,000        $939,620        $1,099,690
ConAgra Inc.
     7.40% Subordinated Debt Securities, 9/15/04           1,500,000       1,495,140         1,584,045
Container Corporation of America
     11.25% Senior Note Series A, 5/1/04                     250,000         258,750           255,000
Cyprus Amax Minerals Company
    7.375% Note, 5/15/07                                     500,000         517,255           534,065
Delta Air Lines Inc.
     9.90% Equipment & Trust Certificates                  1,473,000       1,564,297         1,716,502
     Series 1988 C, 6/16/02
Discover Credit Corporation
     8.73% Medium Term Notes Series II, 8/15/96            1,000,000       1,015,180         1,019,610
Domtar Inc.
     11.25% Debenture, 9/15/17                               250,000         267,250           265,000
Donaldson Lufkin & Jenrette Inc.
     6.875% Senior Notes, 11/1/05                            500,000         496,755           512,340
Dow Capital B.V.
     9.00% Guaranteed Debenture, 5/15/10                   1,000,000       1,186,170         1,212,010
Duquesne II Funding Corporation
     8.70% Collateralized Lease Bonds, 6/1/16                990,000         990,000         1,109,236
EI Dupont Nemour
     8.25% Debenture, 1/15/22                              1,000,000       1,097,680         1,124,350
Enron Corporation
    9.50% Credit Sensitive Notes, 6/15/01                  1,000,000       1,141,040         1,160,760
Essex Group Inc.
    10.00% Senior Note, 5/1/03                               250,000         243,125           245,000
Federal Express Corporation - Global
    9.875% Note, 4/1/02                                    1,250,000       1,400,000         1,480,387
Federal Home Loan Mortgage Corp. (FHLMC)
    7.80% REMIC Series 46 Class B, 9/15/20                 1,289,728       1,140,238         1,331,760
    7.00%  Pass-through - Series 7 Class A, 9/17/31          997,980         970,848         1,005,465
Federal National Mortgage Association (FNMA)
    9.20% Guaranteed REMIC Pass-Through                    1,316,935       1,289,414         1,361,355
    Certificates 88-14 Class F, 12/25/17
Federated Department Stores
    10.00% Senior Note, 2/15/01                              250,000         250,000           270,625
First Interstate Bancorp
    8.15% Subordinated Notes, 3/15/02                      1,000,000       1,000,000         1,045,680
First USA Bank
    7.65% Subordinated Notes, 8/1/03                       1,000,000       1,000,000         1,037,030
Fleet/Norstar Group
    8.625% Subordinated Note, 1/15/07                      1,000,000       1,044,630         1,172,350

The accompanying notes are an integral part of the financial statements.

1995 Annual Report               12         Lincoln National Income Fund, Inc.

Public Debt Securities (continued)                          Par                            Market or
                                                          Amount           Cost            Fair  Value
                                                          ------           ----            -----------
Fleming Companies Inc.
    8.74% Medium-Term Notes Series B, 9/19/02             $1,000,000        $997,540          $843,230
Ford Holdings Inc.
     9.25% Guaranteed Notes, 7/15/97                       1,000,000         998,710         1,053,910
General Electric Capital Corporation
    8.75% Notes, 5/21/07                                   1,000,000       1,108,350         1,214,130
General Motors Acceptance Corporation
    8.875% Notes, 6/1/10                                   1,500,000       1,656,000         1,826,670
Georgia Pacific Corporation
     9.50% Debentures, 5/15/22                             1,500,000       1,551,450         1,756,515
Government National Mortgage Assoc. (GNMA)
     9.00% Pass-Through Certificate POOL #
     309771, 8/15/21                                       1,357,748       1,463,847         1,441,046
     9.00% Pass-Through Certificate POOL #
     349329, 3/15/23                                       3,158,527       3,405,306         3,348,291
Greentree Financial Corporation
     8.65% Subordinated Note, Class B1, Series
     94-6, 1/15/20                                         1,000,000         988,594         1,079,687
Gulf States Utilities Company
     6.41% First Mortgage Bonds, 8/1/01                      500,000         489,615           502,760
Hilton Hotel Corporation
     7.70% Senior Note, 7/15/02                              500,000         508,915           524,670
Houston Lighting & Power Company
     9.80% Collateralized Medium Term Notes,
   Series B, 2/15/99                                       1,500,000       1,467,165         1,667,040
Huntsman Corporation
     10.625% First Mortgage Bonds, 4/15/01                   250,000         254,687           280,000
INCO LTD
    9.60% Debenture, 6/15/22                               1,000,000       1,084,580         1,153,700
Keystone Group
     9.75% Senior Secured Note, 9/1/03                       200,000         192,000           193,000
Kinder Care Learning Centers
     10.375% Senior Note, 6/1/01                             250,000         251,250           263,125
Kmart Corporation
     8.125% Note, 12/1/06                                    250,000         210,470           188,053
Lehman Brothers Holding Company
     8.875% Senior Note, 3/1/02                              500,000         533,875           558,500
Long Island Lighting Company
     7.05% Debenture, 3/15/03                              1,000,000         969,060           979,120
     9.75% General Refunding Mortgage, 5/1/21              1,000,000         988,290         1,059,690
Louisiana Power & Light Company
     10.67% Waterford 3 Secured Lease Obligation
  Bonds, 1/2/17                                            1,000,000         996,250         1,084,810
Mark IV Industries Inc.
     8.75% Senior Subordinated Notes, 4/1/03                 250,000         250,000           261,875

The accompanying notes are an integral part of the financial statements.

1995 Annual Report             13           Lincoln National Income Fund, Inc.


                                                         Par                          Market or
Public Debt Securities (continued)                     Amount           Cost         Fair Value
                                                       ------           ----         ----------
McDonnell Douglas Corporation
     9.25% Notes, 4/1/02                             $1,000,000      $1,142,300      $1,157,300

MCI Communications Corporation
     7.50% Senior Notes, 8/20/04                      1,000,000       1,013,020       1,096,660

Merrill Lynch Mortgage Investors Inc.
     10.00% Manufactured Housing Contract
    Pass-Through Certificates Series 1990-A1,
    3/15/10                                             828,968         824,326         940,464

Mid-State Homes
     8.33% Class A, Series 1, 4/1/30                    969,545         969,395       1,046,048

National Rural Utilities Cooperative Finance Corp.
     9.80% Medium Term Notes Series B, 5/6/96         1,000,000       1,037,760       1,013,150

Nationsbank Corporation
     8.125% Subordinated Notes, 6/15/02               2,000,000       1,995,000       2,207,200

Nationwide +
     9.875% Contingent Surplus Notes, 2/15/25         1,000,000       1,092,350       1,168,060

New England Telephone & Telegraph
     9.00% Debentures, 8/1/31                         1,000,000       1,007,300       1,219,100

Niagara Mohawk Power Corporation
     9.25% First Mortgage Bonds, 10/1/01                500,000         503,490         511,455

Noranda Inc.
     8.00% Yankee Bond, 6/1/03                        1,500,000       1,500,000       1,644,330

Nynex Corporation
     9.55% Debenture, 5/1/10                          1,819,766       2,189,288       2,164,940

Occidental Petroleum Corporation
     11.75% Senior Debentures, 3/15/11                1,700,000       1,755,250        1,796,356

Olympic Financial LTD
     13.00% Senior Note, 5/1/00                         250,000         253,437         272,500

Oryx Energy Company
     10.00% Debenture, 4/1/01                         1,000,000       1,036,380       1,122,100

PacifiCorp
     8.29% Secured Medium Term Note, Series C,
     12/30/11                                         1,000,000       1,000,000       1,153,460

Peco Energy Company
     7.125% 1st Refunding Mortgage Bond, 9/1/02       1,500,000       1,500,375       1,578,840

Pennsylvania Power & Light Corporation
     8.50% First Mortgage Bonds, 5/1/22                 500,000         534,295         566,825

Pennzoil Company
     10.125% Debenture, 11/15/09                      1,000,000       1,134,440       1,277,490

Playtex Family Products Corporation
     9.00% Senior Subordinated Note, 12/15/03           250,000         225,625         220,000

Province de Quebec
     11.00% Yankee Bond, 6/15/15                      1,000,000       1,072,720       1,204,840

The accompanying notes are an integral part of the financial statements.

1995 Annual Report                            Lincoln National Income Fund, Inc.


                                                           Par                            Market or
Public Debt Securities (continued)                        Amount            Cost          Fair Value
                                                          ------            ----          ----------
Prudential Home Mortgage Securities Co. Inc.
     6.70% Mortgage Pass-Through Certificates          $1,000,000         $965,469        $1,011,440
     Series 1992-39 Class A-5, 12/25/07

Resolution Trust Corporation
     8.80% Mortgage Pass-Through Certificates,            530,576          529,093           538,535
     Series 1992-C1, Class A1, 8/25/23

Riverwood International Corporation
     10.375% Senior Subordinated Note, 6/30/04            250,000          247,500           278,125

RJR Nabisco Inc.
     9.25% Debenture, 8/15/13                           2,000,000        1,830,060         2,092,260

Safeway Inc.
     9.875% Senior Subordinated Debentures, 3/15/07       250,000          274,375           287,500

Salomon Inc.
     5.26% Step-up Medium Term Note, 2/10/99            1,079,000          985,871         1,080,629

Scotsman Group
     9.50% Senior Secured Note, 12/15/00                  250,000          232,812           250,000

Sears Roebuck & Company
     10.00% Medium Term Note, 2/3/12                    1,000,000        1,156,840         1,306,500
     9.05% Medium Term Note, 2/6/12                     1,000,000        1,059,380         1,215,780

Sequa Corporation
     8.75% Senior Notes, 12/15/01                         250,000          250,937           236,250

Showboat Inc.
     9.25% First Mortgage Bonds, 5/1/08                   250,000          212,500           249,375

Sweetheart Cup Company
     9.625% Senior Note, 9/1/00                           250,000          241,563           252,500

Tele-Communications Inc.
     9.25% Debenture, 1/15/23                           2,000,000        1,993,580         2,188,200

Tenneco Inc.
     10.00% Notes, 8/1/98                               1,000,000        1,136,560         1,100,370

Texas Instruments Inc.
     8.75% Note, 4/1/07                                 1,000,000        1,067,180         1,197,940

Texas Utilities Electric Company
     7.375% First Mortgage and Collateral               1,000,000          999,375         1,059,180
     Trust Bonds, 8/1/01

The Van Kampen Merritt Companies, Inc.
     9.75% Senior Secured Notes, 2/15/03                  250,000          260,000           258,750

Time Warner Inc.
     9.125% Debentures, 1/15/13                         1,500,000        1,592,520         1,687,710

Travelers Inc.
     8.625% Notes, 2/1/07                               1,500,000        1,582,140         1,767,045

Turner Broadcasting Inc.
     7.40% Senior Notes, 2/1/04                           250,000          249,612           251,250

UNC Inc.
     9.125% Senior Notes, 7/15/03                         250,000          250,000           242,500

The accompanying notes are an integral part of the financial statements.

1995 Annual Report                            Lincoln National Income Fund, Inc.

                                                                          Par                               Market or
Public Debt Securities (continued)                                       Amount             Cost           Fair Value
                                                                         ------             ----           ----------
Union Oil Company of California
     9.75% Guaranteed Note, 12/1/00                                    $1,000,000        $1,119,400        $1,160,430

Uniroyal Chemical Co. Inc.
     9.00% Senior Note, 9/1/00                                            250,000           236,875           250,000

United Airlines Inc.
     8.70% Pass-Through Trust, Series 92-A1,10/7/08                       975,329           971,730         1,053,355
    11.21% Debenture, 5/1/14                                            1,000,000         1,258,300         1,329,310
    9.35% Pass-Through, Series 1992A, 4/7/16                            1,500,000         1,516,845         1,718,145

Virginia Electric & Power Company
     9.35% Medium Term Notes, Series A, 6/22/98                         1,000,000           991,640         1,083,570
                                                                                        -----------------------------
                       Total Public Debt Securities                   102,717,099       109,552,188


Direct Placement Securities (16.3%) - Notes A & B
                                                     Date of Initial
Debt                                                   Acquisition
----                                                   -----------

Anglo Irish Bank Corporation PLC
     9.10% Notes Series A, 9/30/06                      09/30/94        1,000,000        1,000,000       1,157,893

Champion Healthcare Corporation
     11.00% Senior Subordinated Note, 12/31/03          06/12/95          500,000          490,452         490,455

Coca-Cola Femsa SA DE
     9.40% Convertible Senior Note, 8/15/04             08/05/94        1,000,000        1,000,000       1,052,951

Concordia Maritime
     9.29% 1st Preferred Ship Mortgage Note, 6/30/99    04/15/94        1,000,000        1,000,000       1,046,329

Crown Pacific Limited Partnership
     9.78% Senior Notes, 12/1/09                        08/22/95        1,000,000        1,100,310       1,146,939

Del Monte Corporation
     18.00% Senior Secured Note, 12/1/01                06/22/95          508,000          508,000         550,332

Desert Eagle Distributing of El Paso Inc.
     13.00% Senior Subordinated Note, 11/1/99           05/07/92        1,750,000        1,529,500       1,750,000

Dow Chemical Company
     17.25% Certificate of Interest, 1/2/03             03/25/92        1,891,396        1,891,396       2,612,396

Huron Technologies Corporation
     14.00% Subordinated Note, 5/15/05                  02/20/95          550,000          421,667         421,668

Louis Dreyfus Corporation
     8.43% Senior Note, 7/15/01                         07/20/94        1,000,000        1,000,000       1,076,537

Murray's Discount Auto Stores, Inc.
     11.00% Senior Subordinated Notes, 9/30/03          10/02/95          500,000          478,000         478,000

Nebraska Book Company, Inc.
     12.00% Senior Subordinated Notes, 8/31/05          08/31/95          500,000          500,000         500,000

New Boston Garden Corporation
     8.45% Senior Secured Notes, 9/22/15                09/22/95          995,115          995,115       1,046,506


The accompanying notes are an integral part of the financial statements.

1995 Annual Report                            Lincoln National Income Fund, Inc.

                                                                    Date of
                                                                    Initial          Par                           Market or
 Direct Placement Securities  (continued)                         Acquisition       Amount          Cost           Fair Value
                                                                  -----------       ------          ----           ----------
Penn Fuel Gas Inc.
     7.51% Note, 4/15/14                                           05/25/94       $1,000,000     $1,000,000        $1,070,835

Planet Hollywood International, Inc.
     10.00% Senior Subordinated Debenture, 8/15/00                 08/22/95          750,000        562,500           562,500

Refco Group, LTD
     8.21% Senior Note, 5/16/02                                    05/08/95        1,000,000      1,000,000         1,054,623

Stackpole Magnetic Systems Inc.
     13.50% Senior Subordinated Notes, 10/15/05                    09/01/95          380,000        351,500           351,500

Steel Dynamics Inc.
     11.00% Senior Subordinated Promissory Note,                   12/23/94        1,000,000        882,750           875,236
    9/30/02

Steel Technologies Inc.
     8.52% Senior Notes, 3/1/05                                    02/06/95          500,000        500,000           551,726

The Money Store Inc.
     9.00% Senior Notes, 3/31/02                                   02/22/95        1,000,000      1,000,000         1,098,043

United States Playing Card Company
     12.00% Subordinated Note, 11/18/04                            11/18/94          500,000        470,000           500,000

West Fraser Mills LTD
     8.44% Guaranteed Senior Notes, 6/30/04                        04/15/94        1,000,000      1,000,000         1,103,649
                                                                                                 ----------------------------
                         Total Direct Placement Debt                                             18,681,190        20,498,118


Equities                                                                            Quantity
--------                                                                            --------

Bicycle Holding Inc.  *

     Common Stock                                                  11/18/94                8         30,000            62,842

Champion Healthcare Corporation  *

     Stock Warrants (entitled to purchase 7,500 shares of
       common stock for $9.00 per share. Expires 12/31/03)         04/17/95                1          9,548             9,548

Desert Eagle Distributing of El Paso Inc.  *

     Equity Appreciation Rights Certificate (entitled
      to receive the equivalent of the purchase price of 88,325
        shares of common stock on or after 5/1/97).
                                                                   05/07/92                1        220,500         1,082,053

Huron Technologies Corporation *

  Stock Warrants (entitled to purchase 59 shares of
    common stock for $.06 per share. Expires 2/20/05).             02/20/95                1        128,333           128,319

Murray's Discount Auto Stores, Inc.  *

  Stock Warrants (entitled to purchase 25 shares of
    common stock for $.01 per share. Expires 8/31/03).             10/02/95                1         22,000            22,000

Nebraska Book Company, Inc.  *

 Common Stock                                                      08/31/95            3,704         37,040            37,040

Nebraska Book Company, Inc.  *

  Stock Warrants (entitled to purchase 7,071 shares of
    common stock for $10 per share. Expires 8/31/05)               08/31/95                1              1                 1

Planet Hollywood International, Inc.  *

  Stock Warrant  (entitled to purchase 47,932 shares of
    common stock for $.01 per share. Expires 7/31/00).             08/22/95                1        187,500           187,510

The accompanying notes are an integral part of the financial statements.

1995 Annual Report                            Lincoln National Income Fund, Inc.

                                                               Date of Initial                                        Market or
Direct Placement Securities (continued)                          Acquisition           Quantity      Cost             Fair Value
                                                                 -----------           --------      ----             ----------
Stackpole Magnetic Systems *
  Stock Warrants (entitled to purchase 54,582 shares of            09/01/95                    1          $28,500         $28,492
    common stock for  $.01 per share. Expires 9/1/05).
Stackpole Magnetic Systems *
  8.00% Cumulative Convertible Preferred Stock                     09/01/95              120,000          120,000         120,000
Steel Dynamics Holdings Inc. *
  Stock Warrants (entitled to purchase 1,064 shares of Class       12/23/94                    1          117,249         124,839
    A Common Shares for $.01 per share. Expires 12/23/04)
                                                                                                     ----------------------------

                             Total Direct Placement Equities                                              900,671       1,802,644
                                                                                                     ----------------------------

                           Total Direct Placement Securities                                           19,581,861      22,300,762

Preferred Stocks (1.4%)
Loewen Group Inc.
  Capital Series A                                                                        80,000        2,000,000       1,870,000

Common Stocks (0.9%)
Authorized Distribution Network Inc. *                                                     9,816            1,227             153
Century Telephone Enterprise Inc.                                                         40,268           90,284       1,278,513
                                                                                                     ----------------------------
                                         Total Common Stocks                                               91,511       1,278,666

Partnerships (0.0%)
MDAS Investors, L.P.                                                                                       50,000          50,000
                                                                                                     ----------------------------
                                 Total Long-Term Investments                                          124,440,471     135,051,616


Short-Term Investments (1.5%)                                                         Par Amount
                                                                                      ----------
UBS Finance Inc.                                                                      $2,000,000        1,997,667       1,997,667
  6.00%, 1/02/96

                                           Total Investments                                         $126,438,138    $137,049,283
                                                                                                     ============

Excess of Other Assets over Liabilities (0.0%) - Note D                                                                   114,175
                                                                                                                     ------------
Net Assets (100%) - Note E                                                                                           $137,163,458
                                                                                                                     ============
Net asset value per share +                                                                                                $14.22
                                                                                                                     ============

*  Non-Income Producing.
+ Net asset value per share of common stock outstanding ($137,163,458 less Variable Term Preferred stock at liquidation value of $40,000,000 divided by 6,832,195 shares of common stock outstanding) - Note E
++ Indicates restricted securities.
The accompanying notes are an integral part of the financial statements.


1995 Annual Report            18            Lincoln National Income Fund, Inc.

Statements of Operations

                                                                           Year Ended              Year Ended
                                                                          December 31,            December 31,
                                                                              1995                    1994
                                                                              ----                    ----
Investment Income:
  Income:
    Interest                                                               $11,264,854              $9,980,439
    Dividends                                                                  202,283                  92,684
                                                                          ------------            ------------
                                                          Total Income      11,467,137              10,073,123
  Expenses:
    Management Fees - Note C                                                 1,152,920               1,000,974
    Variable Term Preferred Stock - Auction Fees                               110,088                 110,088
    Director Fees                                                               76,000                  80,500
    Professional Fees                                                           47,696                  51,770
    Printing, Stationery, and Supplies                                          35,923                  29,044
    Stock Transfer and Dividend Disbursing Fees                                 27,838                  40,087
    Postage and Mailing Fees                                                    24,529                  32,229
    New York Stock Exchange Fee                                                 16,630                  16,410
    Custodian and Registrar Fees                                                 8,130                   6,456
    Other                                                                       20,345                  44,319
                                                                          ------------            ------------
                                              Total Operating Expenses       1,520,099               1,411,877
                                                                          ------------            ------------

                                                 Net Investment Income       9,947,038               8,661,246
Net Realized and Unrealized Gain(Loss) on Investments:
  Net Realized Gain on Investments                                           1,454,490                 620,574
  Increase(Decrease) in Net Unrealized Appreciation of Investments          13,361,992             (12,579,875)
                                                                          ------------            ------------
                Net Realized and Unrealized Gain (Loss) on Investments      14,816,482             (11,959,301)
                                                                          ------------            ------------
      Net Increase  (Decrease) in Net Assets Resulting from Operations     $24,763,520             ($3,298,055)
                                                                          ============            ============

(_) Denotes deduction.

The accompanying notes are an integral part of the financial statements.

1995 Annual Report             19           Lincoln National Income Fund, Inc.

Statements of Changes in Net Assets

                                                                        Year Ended                    Year Ended
                                                                     December 31, 1995             December 31, 1994
                                                                     -----------------             -----------------
Changes from Operations:
  Net Investment Income                                                     $9,947,038                    $8,661,246
  Net Realized Gain on Investments                                           1,454,490                       620,574
  Increase (Decrease) in Net Unrealized Appreciation of
  Investments                                                               13,361,992                   (12,579,875)
                                                                          ------------                  ------------
Net Increase (Decrease) in Net Assets Resulting from Operations             24,763,520                    (3,298,055)

Distributions to Shareholders from Net Investment Income:
  Common Shareholders                                                       (7,910,319)                   (7,100,134)
  Preferred Shareholders                                                    (1,998,934)                   (1,568,058)
                                                                          ------------                  ------------
 Total Distributions to Shareholders from Net Investment Income             (9,909,253)                   (8,668,192)

Distributions to Shareholders from Net Realized Gain:
  Common Shareholders                                                       (1,108,178)                     (545,420)
  Preferred Shareholders                                                      (340,009)                     (133,114)
                                                                          ------------                  ------------
     Total Distributions to Shareholders from Net Realized Gain             (1,448,187)                     (678,534)

Changes from Capital Shares Transactions:
  Net Proceeds from Shares Issued Under Dividend
  Reinvestment Program                                                             ---                     1,895,514
  Proceeds from Stock Rights Offering - Note H                                  74,348                    21,250,343
                                                                          ------------                  ------------
                              Total Changes from Capital Shares                 74,348                    23,145,857
                                                                          ------------                  ------------

                                  Total  Increase in Net Assets             13,480,428                    10,501,076

                                Net Assets at Beginning of Year            123,683,030                   113,181,954
                                                                          ------------                  ------------

                                    Net Assets at End of Year *           $137,163,458                  $123,683,030
                                                                          ============                  ============


*Includes undistributed net investment income: 1995 - $128,250; 1994 - $84,814.

The accompanying notes are an integral part of the financial statements.


1995 Annual Report           20             Lincoln National Income Fund, Inc.

Statements of Cash Flows

                                                                        Year Ended                    Year Ended
                                                                     December 31, 1995             December 31, 1994
                                                                     -----------------             -----------------
Operating Activities:
  Interest Received                                                        $11,260,282                    $9,316,434
  Dividends Received                                                           202,283                        76,934
  Operating Expenses Paid                                                   (1,574,681)                   (1,313,170)
                                                                          ------------                  ------------
                          Net Cash Provided by Operating Activities          9,887,884                     8,080,198
Investing Activities:
  Purchase of Investment Securities                                        (37,765,009)                  (60,740,749)
  Proceeds from Sale of Investment Securities                               37,645,687                    38,330,361
  Net Proceeds of Short-Term Investments                                       757,426                     2,944,942
                                                                          ------------                  ------------
                Net Cash Provided by (Used In) Investing Activities            638,204                   (19,465,446)
Financing Activities:
  Issuance of Common shares from Stock Rights Offering                             ---                    21,250,343
  Distributions paid to Common and Preferred Shareholders                  (10,531,834)                  (10,927,417)
  Issuance of Common Shares from Dividend Reinvestment Plan                        ---                     1,895,514
                                                                          ------------                  ------------
                Net Cash Provided by (Used In) Financing Activities        (10,531,834)                   12,218,440
                                                                          ------------                  ------------
                                        Increase (Decrease) in Cash             (5,846)                      833,192

                                          Cash at Beginning of Year            984,596                       151,404
                                                                          ------------                  ------------
                                                Cash at End of Year           $978,750                      $984,596
                                                                          ============                  ============

Reconciliation of Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations            $24,763,520                   ($3,298,055)

Reconciling Adjustments:
  Net Realized and Unrealized (Gain) Loss on Investments                   (14,816,482)                   11,959,301
  Discount Accretion on Investment Securities                                   (6,386)                      (36,188)
  Decrease (Increase) in Accrued Investment Income Receivable                    1,815                      (643,566)
  Increase (Decrease) in Accrued Expenses                                      (54,583)                       98,706
                                                                          ------------                  ------------
                          Net Cash Provided by Operating Activities         $9,887,884                    $8,080,198
                                                                          ============                  ============

The accompanying notes are an integral part of the financial statements.


1995 Annual Report          21              Lincoln National Income Fund, Inc.

Portfolio of Investments by Industry Classification
(Unaudited)

                            Market or    Percent of                                               Market or    Percent of
                            Fair Value   Net Assets                                               Fair Value   Net Assets
                            ----------   ----------                                               ----------   ----------
Aerospace                                                            Chemicals
McDonnell Douglas Corp.     $1,157,300                               Dow Chemical Co.             $2,612,396
Sequa Corporation              236,250                               EI Dupont Nemour              1,124,350
UNC Inc.                       242,500                               Huntsman Corporation            280,000
                            ----------                               Uniroyal Chemical Co.           250,000
                             1,636,050      1.2%                                                  ----------
                                                                                                   4,266,746      3.1%
Airline
AMR Corporation              2,679,193                               Child Care Facilities
Delta Air Lines Inc.         1,716,502                               Kinder Care Learning Ctr.       263,125      0.2%
United Airlines Inc.         4,100,810
                            ----------
                             8,496,505      6.2%                     Electrical and Electronics
Aluminum                                                             ADT Operations Inc.             264,375
Alcan Aluminum LTD           1,031,820      0.7%                     Mark IV Industries Inc.         261,875
                                                                     Texas Instruments Inc.        1,197,940
                                                                                                  ----------
Bank                                                                                               1,724,190      1.3%
Anglo Irish Bank Corp.       1,157,893
Banc One Corporation         1,295,930                               Energy
BankAmerica Corporation      1,217,610                               Enron Corporation             1,160,760
First Interstate Bancorp     1,045,680                               Peco Energy Company           1,578,840
First USA Bank               1,037,030                               Tenneco Inc.                  1,100,370
Fleet/Norstar Group          1,172,350                                                            ----------
Nationsbank Corporation      2,207,200                                                             3,839,970      2.8%
Olympic Financial LTD          272,500
                            ----------
                             9,406,193      6.9%                     Entertainment
                                                                     Bicycle Holding Inc.             62,842
                                                                     New Boston Garden Corp.       1,046,506
Broadcasting                                                         Showboat Inc.                   249,375
Capital Cities/ABC Inc.      1,129,220                               Time Warner Inc.              1,687,710
Turner Broadcasting Inc.       251,250                               United States Playing Card      500,000
                            ----------                                                            ----------
                             1,380,470      1.0%                                                   3,546,433      2.6%

                                                                     Finance
Brokerage Firms                                                      Bally Park Place Funding        252,500
Donaldson Lufkin Jenrette      512,340                               BVPS II Funding Corp.         1,444,544
Lehman Brothers Holding        558,500                               Chrysler Financial Corp.      1,123,290
Refco Group, LTD             1,054,623                               Discover Credit Corp.         1,019,610
                            ----------                               Dow Capital B.V.              1,212,010
                             2,125,463      1.5%                     Duquesne II Funding Corp.     1,109,236
                                                                     Ford Holdings Inc.            1,053,910



1995 Annual Report            22            Lincoln National Income Fund, Inc.

(Unaudited)

                            Market or    Percent of                                               Market or    Percent of
                            Fair Value   Net Assets                                               Fair Value   Net Assets
                            ----------   ----------                                               ----------   ----------
Finance  (continued)                                                 Heavy Machinery
General Electric Capital    $1,214,130                               Caterpillar Inc.               $985,760      0.7%
GM Acceptance Corp.          1,826,670
Greentree Financial Corp.    1,079,687                               Hospital Management
Merrill Lynch Mortgage         940,464                               Champion Healthcare Co.         500,003      0.4%
Mid-State Homes              1,046,048
NRUC Finance Corporation     1,013,150                               Hotels
Pru-Home Mortgage Sec.       1,011,440                               Hilton Hotel Corporation        524,670      0.4%
Resolution Trust Corp.         538,535
Salomon Inc.                 1,080,629                               Household Products
The Money Store              1,098,043                               Playtex Family Products         220,000
Van Kampen Merritt Comp.       258,750                               Scotsman Group                  250,000
                            ----------                                                            ----------
                            18,322,646     13.4%                                                     470,000      0.3%

                                                                     Industrial
Food and Beverage                                                    Essex Group Inc.                245,000      0.2%
Coca-Cola Enterprises Inc.   1,139,770
Coca-Cola Femsa SA DE        1,052,951                               Insurance
ConAgra Inc.                 1,584,045                               AllState Corporation          1,067,530
Del Monte Corporation          550,332                               Nationwide                    1,168,060
Desert Eagle Distributing    2,832,053                               Travelers Inc.                1,767,045
Fleming Companies Inc.         843,230                                                            ----------
Riverwood International        278,125                                                             4,002,635      2.9%
Safeway Inc.                   287,500
                            ----------                               Metals and Mining
                             8,568,006      6.2%                     Cyprus Amax Minerals            534,065
                                                                     INCO LTD                      1,153,700
Foreign and Foreign Gov't                                                                         ----------
Cemex SA                       237,812                                                             1,687,765      1.2%
Noranda Inc.                 1,644,330
Province de Quebec           1,204,840
                            ----------
                             3,086,982      2.3%                     Miscellaneous
                                                                     Authorized Dist.Network             153
Forest Products                                                      Huron Technologies Inc.         549,987
Crown Pacific Limited        1,146,939                               Keystone Group                  193,000
MDAS Investors Ltd Partners     50,000                               Louis Dreyfus Corporation     1,076,537
West Fraser Mills LTD        1,103,649                               Nebraska Book Company           537,041
                            ----------                               Stackpole Magnetic Sys.         499,992
                             2,300,588      1.7%                                                  ----------
                                                                                                   2,856,710      2.1%
Funeral Homes
Loewen Group Inc.            1,870,000      1.4%


1995 Annual Report           23            Lincoln National Income Fund, Inc.

(Unaudited)

                                Market or    Percent of                                                Market or    Percent of
                               Fair Value    Net Assets                                               Fair Value    Net Assets
                               ----------    ----------                                               ----------    ----------
Government/Gov't Agency                                               Restaurant

FHLMC                          $2,337,225                             Planet Hollywood Inter'l         $750,010       0.5%
FNMA                            1,361,355
GNMA                            4,789,337                             Retail
                              -----------
                                8,487,917     6.2%                    Federated Department Stores       270,625
                                                                      Kmart Corporation                 188,053
Natural Gas                                                           Murray's Discount Auto Stores     500,000
Arkla Inc.                      1,141,890                             Sears Roebuck & Company         2,522,280
Coastal Corporation             1,193,090                                                         -------------
Penn Fuel Gas Inc.              1,070,835                                                             3,480,958       2.5%
                              -----------
                                3,405,815     2.5%                    Steel
                                                                      AK Steel Corporation              276,875
Paper and Paper Products                                              Steel Dynamics Holdings Inc.      124,839
Container Corp. of America        255,000                             Steel Dynamics Inc.               875,237
Domtar Inc.                       265,000                             Steel Technologies                551,726
Sweetheart Cup Company            252,500                                                         -------------
                              -----------                                                             1,828,676       1.3%
                                  772,500     0.6%

                                                                      Telecommunications
Petroleum                                                             Century Telephone Enterprise    1,278,513
Atlantic Richfield Company      1,272,790                             MCI Communications Corp.        1,096,660
Occidental Petroleum Corp.      1,796,356                             New England Telephone           1,219,100
Oryx Energy Company             1,122,100                             Nynex Corporation               2,164,940
Pennzoil Company                1,277,490                             Tele-Communications Inc.        2,188,200
Union Oil Co. of California     1,160,430                                                         -------------
                              -----------                                                             7,947,413       5.8%
                                6,629,166     4.8%

Public Utility                                                        Tobacco
Cleveland Electric Illum. Co.     967,090                             RJR Nabisco Inc.               2,092,260        1.5%
Commonwealth Edison Inc.        1,099,690
Gulf States Utilities Company     502,760                             Transportation
Houston Lighting & Power        1,667,040                             Concordia Maritime             1,046,329
Long Island Lighting Co.        2,038,810                             Federal Express Corp.- Global  1,480,387
Louisiana Power & Light Co.     1,084,810                             Georgia Pacific Corporation    1,756,515
Niagara Mohawk Power              511,455                                                         ------------
PacifiCorp                      1,153,460                                                            4,283,231        3.1%
Pennsylvania Power & Light        566,825                             Waste Management
Texas Utilities Electric Co.    1,059,180                             Browning-Ferris Industries       501,250        0.4%
Virginia Electric & Power       1,083,570                                                         ------------
                              -----------
                               11,734,690     8.6%                    Total Long-Term Investments $135,051,616       98.5%
                                                                                                  ============

1995 Annual Report                           Lincoln National Income Fund, Inc.

Notes to Financial Statements



Note A - Summary of Accounting Policies
Lincoln National Income Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.


Investments
Cost represents original cost except in those cases where there is "original-issue discount" as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. "Original-issue discount" is being amortized over the period to the next expected call date.

Investments in equity securities traded on a national exchange are valued at their last reported sale price on the date of valuation; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. Public debt securities and certain direct placement securities, which are traded in a secondary market system for trading restricted securities in reliance upon SEC Rule 144A, are valued at the composite price as determined by a pricing service which uses market transactions as inputs. Short-term investments are stated at cost which approximates market.

Direct placement securities are restricted as to resale. Except for certain direct placement securities traded in a secondary market system for trading restricted securities, direct placement securities have no quoted market values. The amounts shown as fair values for direct placement securities with no available quoted market values represent values approved by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, yields available on comparable securities of other issuers; changes in financial condition of the issuer; price at which the security was initially acquired; extent of a private market for the security; period of time before the security becomes freely marketable or becomes convertible; anticipated expense to the Fund of registration or otherwise qualifying the security for public sale; potential underwriting commissions if an underwriting would be required for sale; size of the issue and the proportion held by the Fund; if a convertible security, whether or not it would trade on the basis of its stock equivalent; and existence of merger proposals or tender offers involving the issuer.

The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Since the fee paid to the Advisor is affected by the valuation placed on securities held in the Fund's portfolio, valuations are approved by a majority of the Directors who are not interested persons. For 1995, all direct placement securities, which totaled $22,300,762 and represents 16.3% of total net assets, were valued by directors who are not interested persons. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.


Income Taxes
It is the intention of the Fund to distribute substantially all net investment income and net realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net realized gains distributed to shareholders.


Other
Security transactions are accounted for on the day after the trade date for equity securities and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when received. Distributions to common shareholders are recorded on the ex-dividend date and distributions to preferred shareholders are accrued daily and paid every 28 days. In addition, in the preparation of financial statements management relies on the use of estimates where necessary.


1995 Annual Report                           Lincoln National Income Fund, Inc.

Notes to Financial Statements


Note B - Investments
Direct placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission (SEC). The terms under which direct placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

The following is a summary of registration rights pertaining to direct placement securities held by the Fund:
1) Common shares issuable upon conversion of convertible securities or exercise of warrants are entitled to at least one free registration and to certain free "piggyback" registration rights.

2) Warrants owned by the Fund do not carry registration rights.

3) All debt and preferred securities have no registration rights, but can be sold to other institutional investors after a minimum holding period, subject to certain requirements.


The SEC requires that, as of the date a direct placement security is acquired, the market value of an equivalent unrestricted security of the same company be provided. Since there are no comparable publicly traded securities of any of these companies outstanding, no such comparative values have been provided.

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $37,538,341 and $36,093,716, respectively, in 1995; and $58,862,311 and $39,848,966, respectively in 1994.



Note C - Management Fees and Other Transactions with Affiliates
Under an agreement between the Fund and Lincoln Investment Management, Inc. (the Advisor), the Advisor manages the Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Fund. In return for these services, the Advisor receives a management fee of .1875% of net assets of the Fund as of the close of business on the last business day of the quarter (.75% on an annual basis) and 1.5% of the net cash dividends and interest earned and actually received in cash less interest on borrowed funds and dividends paid on the Variable Term Preferred stock.

Prior to May 21, 1993, the Fund paid a Management fee of .125% (.5% on an annual basis) of net asset value of the Fund as of the close of business on the last business day of the quarter. Securities regulations of various states in which the Fund has shareholders provide that, if expenses borne by the Fund in any year (including the advisory fee but excluding interest, taxes, brokerage fees and where permitted, extraordinary expenses) exceed certain limitations, the Advisor must reimburse the Fund for any such excess at least annually and prior to the publication of the Fund's annual report. These expense limitations may be raised or lowered from time to time. The Fund believes the most restrictive expense limitation of state securities commissioners is 2.5% of the Fund's average daily net assets up to $30,000,000; 2% of the next $70,000,000 and 1.5% of average daily net assets in excess of $100,000,000 during the applicable year. During any year, the Advisor will be bound by the most stringent applicable requirements of any state in which the Fund has shareholders. No reimbursement was due for 1995 or 1994.

Certain officers and directors of the Fund are also officers or directors of the Advisor. The compensation of unaffiliated directors of the Fund is borne by the Fund.


1995 Annual Report                           Lincoln National Income Fund, Inc.

Note D - Excess of Other Assets over Liabilities

The net asset caption "excess of other assets over liabilities" consisted of the following:

Accrued investment income receivable       $ 2,558,667
Accrued dividends payable                   (3,304,825)
Management fees payable                       (295,457)
Other - Net                                    177,040
Cash                                           978,750
                                           -----------
                                           $   114,175
                                           ===========


Note E - Net Assets

Net assets at December 31, 1995, consisted of the following:

Preferred Stock, par value $1.00 per share (authorized
1,000,000 shares)

Variable Term Preferred Stock, issued and outstanding             $ 40,000,000
40,000 shares, liquidation preference $1,000 per share:

Common Stock, par value $1.00 per share (authorized                  6,832,195
10,000,000 shares), issued and outstanding 6,832,195 shares

Proceeds in excess of par value of shares issued                    73,101,180

Undistributed realized gain on investments, net of taxes paid        6,490,689

Undistributed net investment income                                    128,250

Net unrealized appreciation of investments                          10,611,144
                                                                  ------------
    Total Net Assets                                              $137,163,458
                                                                  ============


Note F - Income Taxes

The cost of investments for federal income tax purposes is the same as for book purposes. At December 31, 1995, the aggregate gross unrealized appreciation of investments was $11,229,650 and the aggregate gross unrealized depreciation was $618,506.


Note G - Variable Term Preferred Stock

During August 1992, the Fund issued 40,000 shares of Variable Term Preferred stock (VTP) at an offering price of $1,000 per share. During 1992 the underwriting discount and other expenses incurred in the issuance of the preferred stock aggregated $1,120,016 and were recorded as a reduction of net assets applicable to common shares. Dividends are cumulative from the date of the original issue and reset every 28 days through an auction process. The Articles Supplementary, which establish and fix the rights and preferences of the VTP, places restrictions on the payments of dividends on the Fund's common stock upon noncompliance with certain provisions of the Articles Supplementary, purchase of futures or options, issuance of debt, short sale of securities, mergers, changing the Fund's pricing service and investing in reverse repurchase agreements, and requires the Fund to meet certain asset maintenance tests. The shares of the VTP may be redeemed at the option of the Fund in accordance with the terms of the Articles Supplementary. The mandatory redemption provisions of the Articles Supplementary require the Fund under certain conditions to redeem shares of the VTP if certain asset maintenance tests are not maintained or if credit rating provisions are not met.

During the year ended December 31, 1995, dividend rates have ranged from 5.50% to 5.95% and the average dividend rate was 5.75%.


Note H - Rights Offering

On July 28, 1994, the Fund received proceeds from a three-for-one rights offering. The shares were issued at a price of $12.61 per common share which represented 95% of the June 30, 1994, net asset value. The offering was fully subscribed and an additional 1,697,886 common shares were issued on July 28, 1994. The proceeds of $21,410,343 were reduced by approximately $160,000 of anticipated expenses associated with the rights offering. Through September 1995, all expenses associated with this rights offering were paid ($85,652). Therefore, the remaining $74,348 was added back into the Fund's net assets.



1995 Annual Report                           Lincoln National Income Fund, Inc.

Note I - Unaudited Quarterly Results of Operations

The following is a tabulation of the unaudited quarterly results of operations. Per share data is based on shares outstanding at the end of each quarter:

                                                       March 31   June 30  Sept. 30   Dec. 31
1995

Investment Income (000)                                  $2,822    $2,909    $2,865    $2,871
Net Investment Income (000)                               2,463     2,504     2,491     2,489
Net Realized and Unrealized  Gain on Investments (000)    4,547     6,510       482     3,277
Per Share Amounts:
     Net Investment Income                                 0.36      0.37      0.36      0.37
     Net Realized and Unrealized Gain on Investments       0.67      0.95      0.07      0.48

1994

Investment Income (000)                                  $2,249    $2,365    $2,546    $2,913
Net Investment Income (000)                               1,921     2,010     2,179     2,551
Net Realized and Unrealized Loss on Investments (000)    (5,285)   (3,231)   (2,369)   (1,074)
Per Share Amounts:
     Net Investment Income                                 0.38      0.39      0.33      0.37
     Net Realized and Unrealized Gain on Investments      (1.04)     (.63)     (.35)     (.16)

1995 Annual Report             28           Lincoln National Income Fund, Inc.

Report of Independent Accountants



To the Shareholders and Board of Directors of Lincoln National Income Fund, Inc.:



We have audited the accompanying statement of net assets of Lincoln National Income Fund, Inc., including the portfolio of investments in securities as of December 31, 1995, and the related statements of operations, cash flows and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Income Fund, Inc. as of December 31, 1995, the results of its operations, cash flows and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.



/s/ Coopers & Lybrand L.L.P.

Fort Wayne, Indiana
January 26, 1996



1995 Annual Report            29            Lincoln National Income Fund, Inc.

Directors & Officers of the Fund



Directors               Descriptions of Occupations and Responsibilities

Richard M. Burridge     President, The Burridge Group, Inc.; Director,
                        Cincinnati Financial Corporation, Computer Access
                        International, Lincoln National Convertible Securities
                        Fund, Inc., Lincoln Advisor Funds, Inc., and St. Joseph
                        Light and Power Company; Chairman of the Board, Fort
                        Dearborn Income Securities, Inc.

Adela Cepeda            Vice President of Smith Barney, Harris Upham & Co.;
                        Commissioner, Chicago Public Building Commission;
                        Director, National Association of Securities
                        Professionals, Lincoln National Convertible Securities
                        Fund, Inc., Chicago Chapter of National Society of
                        Hispanic MBAs, and Lincoln Advisor Funds, Inc.; Trustee and Treasurer, The Latino Institute; Director and Vice
                        President, Harvard Club of Chicago.

Roger J. Deshaies       Senior Vice President, Finance, Parkview Memorial
                        Hospital; Director, Lincoln National Convertible
                        Securities Fund, Inc., Lincoln Advisor Funds, Inc. and
                        Signature Care, Inc.; Director, Hospital Laundry
                        Services, Inc.; Director and Treasurer, Pine Valley
                        Country Club; Member, Chamber of Commerce Finance
                        Committee.

Charles G. Freund       Chairman Emeritus of the Board of Directors, Success
                        National Bank at Lincolnshire; Director, Mathers Fund,
                        Inc., Lincoln National Convertible Securities Fund, Inc.
                        and Lincoln Advisor Funds, Inc.; Chairman of the Board,
                        First National Bank of Lincolnshire.

Thomas N. Mathers       Director, Lincoln National Convertible Securities Fund,
                        Inc.; Vice President and Director, OFC Meadowood
                        Retirement Community.

H. Thomas McMeekin      Executive Vice President and Chief Investment Officer,
                        Lincoln National Corporation; President and Director
                        Lincoln National Investment Companies, Inc.; President and Director, Lincoln Investment Management Inc. and
                        Lincoln National Convertible Securities Fund, Inc.;
                        Director, Lincoln Advisor Funds, Inc., The Lincoln
                        National Life Insurance Company, Lynch & Mayer Inc., and
                        Vantage Global Advisors, Inc.; President, Chief
                        Executive Officer and Director, Lincoln National
                        Mezzanine Corporation.

Daniel R. Toll          Director, Brown Group, Inc., A.P. Green Industries,
                        Inc., Kemper Corporation, Kemper National Insurance
                        Company, Lincoln National Convertible Securities Fund,
                        Inc., NICOR, Inc., and Mallinckrodt Group, Inc.

Ann L. Warner           Senior Vice President and Director Portfolio Management,
                        Lincoln Investment Management, Inc.; Director, Lincoln
                        National Convertible Securities Fund, Inc.; Vice
                        President Lincoln Advisor Funds, Inc.

Fred J. Young           President, United Wealth Watchers of America; Director,
                        Lincoln National Convertible Securities Fund, Inc.

Officers

H. Thomas McMeekin      President
David A. Berry          Vice President
Steven R. Brody         Treasurer
David C. Fischer        Vice President
David G. Humes          Vice President, Controller
Ann L. Warner           Vice President
C. Suzanne Womack       Secretary


1995 Annual Report           30             Lincoln National Income Fund, Inc.

Corporate Information

Dividend Disbursing Agent, Transfer Agent, and           Automatic Dividend Reinvestment Plan
Plan Agent                                               Any registered shareholder of Lincoln National Income Fund, Inc.
Boston EquiServe*                                        may participate in the Automatic Dividend Reinvestment Plan (the
Investor Relations                                       "Plan"). If you are a beneficial owner, whose shares are
P.O. Box 644                                             registered in the name of another (e.g., in a broker's "street
Boston, MA 02102-0644                                    name") and desires to participate in the Plan you must become a
(800) 730-6001                                           registered holder by having the shares transferred to your name.

Investment Advisor                                       To participate in the Plan, you must complete and forward an
Lincoln Investment Management Inc.                       authorization card to the Plan agent. This card authorizes the
200 East Berry Street                                    Plan agent to receive your dividends and other distributions
Fort Wayne, IN 46802                                     from the Fund in additional shares of common stock. The
(219) 455-2210                                           additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of
Independent Accountants                                  the Fund's Common Stock plus brokerage commissions. If the net
Coopers & Lybrand L.L.P.                                 asset value per share is higher than the market price of the
490 Lincoln Tower                                        Fund's Common Stock plus brokerage commissions, the additional
Fort Wayne, IN 46802                                     shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a
Stock Exchange                                           pro-rata basis. The Plan also allows the Plan agent to accept
This stock is traded on the New York Stock Exchange      optional cash contributions. Each optional cash contribution by
and the trading symbol is LND.                           a participant must be not less than $100, and not more than
                                                         $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than thirty days prior to the dividend payment date.

                                                         Shares will be held by Boston EquiServe, the Plan agent. You will receive a statement each time shares are distributed by the
                                                         Fund or purchased for you.

                                                         There is no direct charge for Plan participation. The
                                                         administrative costs of the Plan are borne by the Fund.

                                                         If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

                                                         You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

                                                         For additional information on the Plan, please write Boston
                                                         EquiServe, P.O. Box 1865, Boston, MA 02105 or call
                                                         1-800-730-6001.

*Formerly named "The First National Bank of Boston"

1995 Annual Report                  31      Lincoln National Income Fund, Inc.

                      Lincoln Investment Management, Inc.
               200 East Berry Street . Fort Wayne, Indiana 46802
     Lincoln Investment Management, Inc. is the investment manager for the
                      Lincoln National Income Fund, Inc.
                                Form 12728A 95